Exhibit 10.18

completion arrangements AGREEMENT

THIS AGREEMENT is made on December 23 2016 between:

(1)	THE VENDORS whose names are listed in schedule 1 to the Sale Agreement (the "Vendors"); and

(2)	HYDRA INDUSTRIES ACQUISITION CORP, a company incorporated in the State of Delaware, USA and having its executive office at 250 West 57th Street, New York, NY 10107 (the "Purchaser").

BACKGROUND

(A)	The Vendors and the Purchaser (together the "Parties") have entered into a sale and purchase agreement dated 13 July 2016 (the "Sale Agreement").

(B)	The Parties wish to document certain finalised arrangements in relation to the completion of the Sale Agreement as set out in the terms of this Completion Arrangements Agreement.

IT IS AGREED AS FOLLOWS

1.	DEFINITIONS AND INTERPRETATION/SCHEDULES

1.1.	Unless the context shall otherwise require, words and expressions in this Agreement shall be given the meanings ascribed to them and shall be interpreted in accordance with the Sale Agreement.

1.2.	The schedule to this Agreement forms part of and shall be construed as one with this Agreement.

2.	AGREEMENTS AND ARRANGEMENTS IN RELATION TO THE COMPLETION OF THE ORIGINAL AGREEMENT

2.1.	The Parties hereby agree that the following amendments shall be made to the Sale Agreement:

2.1.1.	Clause 7.2 shall be deleted and replaced with the following "The aggregate of the Base Consideration and the Accruing Negative Consideration (the "Completion Payment") shall be satisfied in whole by the Stock Element.";

2.1.2.	Clause 27.4 shall be amended by deleting the existing sub-clause 27.4(b) and replacing it with the following "(b) the determination of the number of Consideration Shares to be issued, shall be calculated by reference to the average of the Conversion Rates for the 15 Business Day period ending on the day 2 Business Days before Completion.";

2.1.3.	including an acknowledgement at the end of paragraph 4.1 of Schedule 4 that the Cash Element is zero and therefore no cash payment to the Vendors' Solicitors Client Account is required;

2.1.4.	the figure of £4,155,000 in paragraph 4.5 of Schedule 4 shall be deleted and replaced with the figure of £2,155,000;

2.1.5.	the existing text in Schedule 6, other than the definition of "Available Funds", shall be deleted and replaced with the following "The Cash Element shall be zero and the Stock Element shall be equal to the full Completion Payment.";

2.1.6.	the definition of "Stock Element" in Schedule 8 shall be deleted and replaced with the following ""Stock Element" means 11,815,434 Consideration Shares in an amount equal to the Completion Payment;"; and

2.2.	The Parties further agree the following:

2.2.1.	The condition set out at Clause 6.3(b) of the Sale Agreement shall be deemed to have been satisfied;

2.2.2.	Hydra shall, in substitution for the obligation to pay the Cash Element under paragraph 4.1 of Schedule 4, instead procure that (i) a payment of [£9,874,000] is made by electronic transfer of cleared funds for same day value into the account held with Lloyds Bank, 114-116 Colmore Row, Birmingham, B3 3BD in the name of Gaming Acquisitions Limited with sort code 30-00-03 and account number 01298907 and (ii) a payment of at least £8,201,047.50 is made by electronic transfer of cleared funds into the account held with Lloyds Bank, 114-116 Colmore Row, Birmingham, B3 3BD in the name of Inspired Gaming (UK) Limited with sort code 30-00-03 and account number 00039924; and in each case shall ensure that such funds are used for the general corporate purposes of the Purchaser's Group (and is specifically not expended either to (i) pay any of the fees or expenses incurred by the Purchaser's Group in relation to the transaction evidenced by the Sale Agreement (or expenses incurred in relation to the formation and general corporate requirements of the Purchaser) or (ii) any dividends or other distributions to shareholders of the Purchaser);

2.2.3.	For the purposes of Clause 20.1, the Amendment Agreement shall be included within the definition of Transaction Documents.

3.	GENERAL

2.2.	Subject to the terms of this deed, the Sale Agreement shall remain in full force and effect.

2.3.	With effect from the date hereof, this deed and the Sale Agreement shall be read and construed as one document and all references to the Sale Agreement shall henceforth be read and construed as references to the Sale Agreement as amended by this deed.

3.	INCORPORATION OF TERMS

The provisions of Clause 18 (Variation), Clause 16 (Remedies and Waivers), Clause 17(Assignment), Clause 18 (Vendors' Representatives), Clause 20 (Entire Agreement), Clause 21 (Counterparts), Clause 22 (Invalidity), Clause 23 (Rights of Third Parties), Clause 24 (Variation), Clause 25 (Consequences of Termination), Clause 26 (Notices), Clause 27 (General) mutatis mutandis and Clause 28 (Governing Law and Jurisdiction) of the Sale Agreement shall be deemed to be incorporated in this deed as if set out in full in this deed and as if reference in those clauses to "this Agreement" are references to this deed.

IN WITNESS WHEREOF this deed has been duly executed and delivered the day and year first hereinbefore written.

EXECUTION

EXECUTED AS A DEED AS FOLLOWS

SIGNED and DELIVERED as a DEED by for and on behalf of HYDRA INDUSTRIES ACQUISITION CORP. in the presence of:		/s/ George Perg

/s/ Eric Carrera	Witness

Eric Carrera	Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by , Director for and on behalf of DMWSL 633 LIMITED in the presence of:	/s/___________________________ DIRECTOR
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by , Director for and on behalf of DMWSL 632 LIMITED in the presence of:	/s/___________________________ DIRECTOR
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by , Director for and on behalf of GAMING ACQUISITIONS LIMITED in the presence of:	/s/___________________________ DIRECTOR
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by DAVID WILSON acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of DAVID WILSON
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by JAMES O'HALLERAN acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of JAMES O'HALLERAN
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by LEE GREGORY acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of LEE GREGORY
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by STEVEN ROGERS acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of STEVEN ROGERS
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by STEVEN HOLMES in the presence of:	/s/___________________________ STEVEN HOLMES
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by ALISTAIR HOPKINS acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of ALISTAIR HOPKINS
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by ZIRIA ENTERPRISES LTD acting by its duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of ZIRIA ENTERPRISES LTD
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by TARIQ TUFAIL acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of TARIQ TUFAIL
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by CARLTON TERRY acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of CARLTON TERRY
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by STEVE COLLETT acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of STEVE COLLETT
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by LUCY BUCKLEY acting by her duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of LUCY BUCKLEY
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by ANDREW BARBER acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of ANDREW BARBER
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by ALEX MACGREGOR-DEVLIN acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of ALEX MACGREGOR-DEVLIN
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by STEVEN DAVIES acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of STEVEN DAVIES
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by RICHARD WHITE acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of RICHARD WHITE
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by MATT INGRAM acting by his duly authorised Attorney, ________________________ in the presence of:	/s/___________________________ For and on behalf of MATT INGRAM
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED by , Manager for and on behalf of LANDGAME S.À.R.L. in the presence of:	/s/___________________________ MANAGER
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of ARES CAPITAL EUROPE LIMITED acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on
behalf of NORTH ATLANTIC VALUE GP III LIMITED
acting in its capacity as General Partner, for and on behalf of
TRIDENT PRIVATE EQUITY FUND III LP
acting by its duly authorised Attorney,
VITRUVIAN DIRECTORS I LIMITED
in the presence of:

/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT A) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT B) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT SC) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT NS) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT C) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT D) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT E) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation

SIGNED and DELIVERED as a DEED for and on behalf of HARWOOD CAPITAL NOMINEES LIMITED (CLIENT ACCOUNT H) acting by its duly authorised Attorney, VITRUVIAN DIRECTORS I LIMITED in the presence of:	/s/___________________________ Attorney
/s/____________________ Witness
______________________ Full Name
______________________ Address
______________________
______________________ Occupation